Long-Term Loans, Net of Current Maturities (Details) - Schedule of total amount to be paid by the company $ in Thousands	Dec. 31, 2021 USD ($)
Schedule of total amount to be paid by the company [Abstract]
2022	$ 740
2023	609
2024	32
2025	26
2026	14
Total	$ 1,421